Exhibit 99.1

For Immediate Release:

Paper Excellence Group and Resolute Announce Intention to Sell

Thunder Bay Pulp and Paper Mill

MONTREAL, CANADA – October 27, 2022 – The Paper Excellence Group and Resolute Forest Products Inc. (“Resolute”) (NYSE: RFP) (TSX: RFP) today announced their intention to sell Resolute’s Thunder Bay pulp and paper mill to further facilitate the regulatory review process.

On July 6, the Paper Excellence Group through its wholly-owned subsidiary Domtar Corporation (“Domtar”), a global diversified manufacturer of pulp and specialty, printing, writing, and packaging papers, entered into an agreement with Resolute, a global forest products company, to acquire all of the outstanding common shares of Resolute stock.

“Today’s announcement is a clear demonstration of our commitment to timely complete the acquisition of Resolute,” said Patrick Loulou, vice chair and chief strategy officer of the Paper Excellence Group.

“This is a very hard thing to do, but we believe it is necessary in order to accelerate our strategic combination with the Paper Excellence Group,” stated Remi G. Lalonde, Resolute’s president and chief executive officer. “The mill is an exceptional asset. I am confident that the dedicated and talented team in Thunder Bay will have a prosperous future with any company fortunate enough to have them as part of their organization.”

Any sale of the Thunder Bay pulp and paper mill will be contingent upon closing of the announced acquisition of Resolute by Domtar, and to applicable regulatory approvals. The acquisition of Resolute by Domtar continues to be expected in the first half of 2023, following stockholder and regulatory approvals, and satisfaction of other customary closing conditions, the receipt of which remain outstanding.

There can be no assurance that the required regulatory approvals will result from this process. Resolute and Domtar each reaffirm their general policy not to comment upon or respond to market rumor or speculation regarding the regulatory process or the transaction. Resolute and Domtar will not comment further on this matter unless and until definitive resolutions of the regulatory process are achieved.

Additional Information and Where to Find It

In connection with the proposed transaction, Resolute filed with the SEC a definitive proxy statement on Schedule 14A on September 20, 2022. Beginning on September 20, 2022, Resolute mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. The definitive proxy statement and other relevant materials in connection with the proposed transaction filed by Resolute with the SEC may be obtained free of charge on Resolute’s website at www.resolutefp.com or the SEC’s website at www.sec.gov. Investors and security holders will also be able to obtain copies of the definitive proxy statement and other documents filed with Canadian securities regulatory authorities by Resolute at no charge through the website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and stockholders of Resolute are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about Resolute and the proposed transaction.

Participants in the Merger Solicitation

Resolute and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Resolute stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Resolute’s executive officers and directors in the solicitation by reading Resolute’s proxy statement for its 2022 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the definitive proxy statement and other relevant materials that have been or will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Resolute’s participants in the solicitation, which may, in some cases, be different than those of Resolute’s stockholders generally, are set forth in the definitive proxy statement relating to the proposed transaction.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of Resolute are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the potential benefits of the proposed transaction between Resolute and Domtar Corporation; the prospective performance and outlook of Resolute’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intention,” “continue,” “remain,” “accelerate,” and other terms with similar meaning indicating possible future events or potential impact on Resolute’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for Resolute will be made; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Resolute to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on Resolute’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to diverting management’s attention from the company’s ongoing business operations; and the inability to complete the divestiture of Thunder Bay. In addition, please refer to the documents that Resolute files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to Resolute and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in Resolute’s other filings with the SEC and the Canadian securities regulatory authorities. Resolute disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Resolute Forest Products

Resolute is a global leader in the forest products industry with a diverse range of products, including market pulp, tissue, wood products and papers, which are marketed in over 60 countries. The company owns or operates some 40 facilities, as well as power generation assets, in the United States and Canada. Resolute has third-party certified 100% of its managed woodlands to internationally recognized sustainable forest management standards. The shares of Resolute trade under the stock symbol RFP on both the New York Stock Exchange and the Toronto Stock Exchange.

Resolute has received regional, North American and global recognition for its leadership in corporate social responsibility and sustainable development, as well as for its business practices. Visit www.resolutefp.com for more information.

About Domtar

Domtar is a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens. With approximately 6,400 employees serving more than 50 countries around the world, Domtar is driven by a commitment to turn sustainable wood fiber into useful products that people rely on every day. Domtar’s principal executive office is in Fort Mill, South Carolina and Domtar is part of the Paper Excellence group of companies. To learn more, visit www.domtar.com.

About Paper Excellence

The Paper Excellence Group is a privately-held holding company that oversees individual pulp and paper business units. Its operations include the manufacturing of pulp and specialty, printing and writing, and packaging papers, producing over 7 million tons annually with a workforce of over 10,000 in its nearly 40 locations across the Americas and Europe. For more information on Paper Excellence, please visit www.paperexcellence.com.

Paper Excellence Contacts

Media:

Martin Croteau

Tel.: 418-956-6898

Email: martin.croteau@paainc.ca

Resolute Contacts

Investors:

Marianne Limoges, Treasurer and Vice President, Investor Relations

Tel.: 514 394-2217 or 514 838-0949 (cell)

Email: marianne.limoges@resolutefp.com

Media and Others:

Seth Kursman, Vice President, Corporate Communications, Sustainability

and Government Affairs

Tel.: 514 394-2398 or 514-826-5040 (cell)

Email: seth.kursman@resolutefp.com